Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by LSRMF3 Acquisitions Investments, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during September 2024 through January 2025 on mortgage loans with origination dates from August 2024 through January 2025 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Business Purpose Scope (427 loans). The loans reviewed using the Business Purpose Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 427 mortgage loans.

The final population of the Review covered 427 mortgage loans totaling an aggregate original principal balance of approximately $145.255 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Interest Only Period	Prepayment Penalty Period (months)
Amortization Term	Investor: Qualifying Total Debt Ratio	Product Description
Amortization Type	Lender	Property Type
Appraised Value	Lien Position	Purpose
Balloon Flag	Margin	Refi Purpose
Borrower First Name	Note Date	Representative FICO
Borrower FTHB	Occupancy	State
Borrower Last Name	Original CLTV	Street
Borrower SSN	Original Interest Rate	Total Cash-out
City	Original Loan Amount	Zip
Escrow Account	Original LTV
Has FTHB	PITIA Reserves Months

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

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Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

■	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.

■	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.

■	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

■	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

■	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

■	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

■	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

■	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

■	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.

■	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

■	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

■	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

■	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

■	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

■	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

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DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

BUSINESS PURPOSE & LIMITED COMPLIANCE REVIEW

Includes Business Purpose Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation

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and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence 15E.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit, Compliance and Property/Valuation sections, 100.00% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	207	48.48%
B	220	51.52%
C	0	0.00%

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Total	427	100.00%

COMPLIANCE RESULTS SUMMARY

Please note that four hundred four (404) Business Purpose with no limited compliance review were not subjected to a compliance review and did not receive a compliance grade. Of the remaining twenty-three (23) mortgage loans, 100.00% by number received an “A” or “B” compliance grade.

NRSRO Grade	# Loans	% of All Loans	% of Mortgage Review Population
A	21	4.92%	91.30%
B	2	0.47%	8.70%
C	0	0.00%	0.00%
Compliance Not Run	404	94.61%	N/A
Total	427	100.00%	100.00%

CREDIT RESULTS SUMMARY

All four hundred twenty-seven (427) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 48.95% of the mortgage loans by number received a Credit grade of “A”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	209	48.95%
B	218	51.05%
C	0	0.00%
Total	427	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All four hundred twenty-seven (427) mortgage loans reviewed by AMC have a Property Grade of “B” or higher.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	426	99.77%
B	1	0.23%
C	0	0.00%
Total	427	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	TRID	1
		State Late Charge	1
		Total Compliance Grade (B) Exceptions:	2

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Total Compliance Exceptions:			2
Credit	B	Guideline	177
		Borrower and Mortgage Eligibility	87
		Loan Package Documentation	46
		Credit	18
		Title	12
		Missing Document	3
		Investment Product	3
		Insurance	1
		Business Purpose	1
		Asset	1
		Total Credit Grade (B) Exceptions:	349
Total Credit Exceptions:			349
Property	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			352

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 427 mortgage loans reviewed, 427 unique mortgage loans had 1,786 different tape discrepancies across 25 data fields (some mortgage loans had more than one data delta). The largest variances were found on OITIA Reserves Months, Escrow Account and Total Cash-out.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	22	0.00%	427
Amortization Term	0	22	0.00%	427
Amortization Type	0	23	0.00%	427
Appraised Value	0	1	0.00%	427
Balloon Flag	0	404	0.00%	427
Borrower First Name	73	427	17.10%	427
Borrower FTHB	5	22	22.73%	427
Borrower Last Name	77	427	18.03%	427
Borrower SSN	61	404	15.10%	427
City	9	427	2.11%	427
Escrow Account	378	404	93.56%	427
Has FTHB	0	1	0.00%	427
Interest Only Period	17	48	35.42%	427
Investor: Qualifying Total Debt Ratio	4	5	80.00%	427
Lender	124	404	30.69%	427
Lien Position	0	22	0.00%	427
Margin	5	5	100.00%	427
Note Date	21	22	95.45%	427
Occupancy	0	427	0.00%	427
Original CLTV	38	427	8.90%	427

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Original Interest Rate	20	427	4.68%	427
Original Loan Amount	43	427	10.07%	427
Original LTV	5	24	20.83%	427
PITIA Reserves Months	404	404	100.00%	427
Prepayment Penalty Period (months)	54	403	13.40%	427
Product Description	119	404	29.46%	427
Property Type	48	426	11.27%	427
Purpose	1	427	0.23%	427
Refi Purpose	3	195	1.54%	427
Representative FICO	21	427	4.92%	427
State	0	427	0.00%	427
Street	26	427	6.09%	427
Total Cash-out	208	226	92.04%	427
Zip	22	427	5.15%	427
Total	1,786	9,015	19.81%	427

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	421	98.59%	$139,973,252.00	96.36%
Adjustable	6	1.41%	$5,282,200.00	3.64%
Total	427	100.00%	$145,255,452.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	427	100.00%	$145,255,452.00	100.00%
Total	427	100.00%	$145,255,452.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	198	46.37%	$59,584,340.00	41.02%
First Time Home Purchase	2	0.47%	$474,250.00	0.33%
Other-than-first-time Home Purchase	189	44.26%	$64,349,081.00	44.30%
Rate/Term Refinance - Borrower Initiated	38	8.90%	$20,847,781.00	14.35%
Total	427	100.00%	$145,255,452.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	421	98.59%	$143,068,402.00	98.49%
361+ Months	6	1.41%	$2,187,050.00	1.51%
Total	427	100.00%	$145,255,452.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	212	49.65%	$67,918,492.00	46.76%

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Condo, Low Rise	44	10.30%	$15,146,013.00	10.43%
Condo, High Rise	10	2.34%	$4,419,500.00	3.04%
PUD	75	17.56%	$23,328,308.00	16.06%
Townhouse	1	0.23%	$380,000.00	0.26%
1 Family Attached	8	1.87%	$1,382,600.00	0.95%
2 Family	50	11.71%	$17,491,439.00	12.04%
3 Family	16	3.75%	$7,814,350.00	5.38%
4 Family	11	2.58%	$7,374,750.00	5.08%
Total	427	100.00%	$145,255,452.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	427	100.00%	$145,255,452.00	100.00%
Total	427	100.00%	$145,255,452.00	100.00%

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